UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2014

Aéropostale, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31314	31-1443880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 West 34th Street, 22nd Floor, New York, New York 10120
(Address of principal executive offices, including Zip Code)

(646) 485-5410
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 23, 2014, Aéropostale, Inc. (the “Company”) entered into (i) a Loan and Security Agreement (the “Loan Agreement”) with affiliates of Sycamore Partners, (ii) a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Aero Investors LLC, an affiliate of Sycamore Partners (“Investor”), for the purchase of 1,000 shares of Series B Convertible Preferred Stock of the Company, $.01 par value (the “Series B Preferred Stock”), and (iii) an Investor Rights Agreement (the “Investor Rights Agreement”) with Investor.

Simultaneously with entering into the Loan Agreement, the Company amended its existing revolving credit facility with Bank of America, N.A. to allow for the incurrence of the additional debt under the Loan Agreement. The foregoing description of the amendment to the revolving credit facility is qualified in its entirety by reference to such amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Loan Agreement

The Loan Agreement makes available to the Company term loans in the principal amount of $150 million, consisting of two tranches: a five-year $100 million term loan facility (the “Tranche A Loan”) and a ten-year $50 million term loan facility (the “Tranche B Loan” and, together with the Tranche A Loan, the “Term Loan”).

The Tranche A Loan bears interest at an interest rate equal to 10.0% per annum and, at the Company’s election, up to 50% of the interest can be payable-in-kind during the first three years and up to 20% of the interest can be payable-in-kind during the final two years. The first year of interest under the Tranche A Facility in the amount of $10.0 million was prepaid in cash in full on May 23, 2014, and no other interest payments are required to be paid during the first year of the Tranche A Facility.  The Tranche A Loan has no annual scheduled amortization requirements.  The Tranche A Loan is scheduled to mature on May 23, 2019. The Tranche B Loan will not accrue any interest.  The Tranche B Loan will be paid off in equal annual installments of 10% per annum.  The Tranche B Loan is scheduled to mature on the earlier of (a) tenth anniversary of the end of the Start-Up Period (as such term is defined in the Sourcing Agreement) and (b) the expiration or termination of the Sourcing Agreement described in Item 8.01 below.

The Term Loan is guaranteed by certain of the Company’s domestic subsidiaries and will be guaranteed by certain future domestic subsidiaries of the Company.  The Term Loan is secured by (i) a second priority security interest in all assets of the Company and certain of its subsidiaries that were already pledged for the benefit of Bank of America, N.A., as ABL agent, under its existing revolving credit facility, and (ii) a first priority security interest in the Company’s, and certain of its subsidiaries’, remaining assets.

The Loan Agreement contains representations, covenants and events of default that are substantially consistent with the Company’s existing revolving credit facility with Bank of America, N.A. The Loan Agreement also contains a $70.0 million minimum liquidity covenant.

The proceeds of the Term Loan are to be used for working capital and other general corporate purposes of the Company.  Prepayment of the Tranche A Loan prior to the second anniversary of the closing will require payment of a prepayment premium. The Tranche B Loan may be prepaid at any time without premium or penalty. As a condition to funding the Tranche B Loan, the Company and its procurement subsidiary also entered into a non-exclusive Sourcing Agreement with an affiliate of Sycamore Partners that is described in more detail below under Item 8.01.

The foregoing description of the Loan Agreement is qualified in its entirety by reference to the Loan Agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Stock Purchase Agreement; Investor Rights Agreement and Registration Rights Agreement

Concurrently with and as a condition to entering into the Loan Agreement, the Company also entered into a Stock Purchase Agreement and an Investor Rights Agreement, each with Investor. Pursuant to the Stock Purchase Agreement, the Company issued 1,000 shares of Series B Preferred Stock to Investor, an accredited investor, at an aggregate offering price of $100,000. Each share of Series B Preferred Stock is convertible at any time on or prior to May 23, 2024 into common stock of the Company, $0.01 par value per share (“common stock”), at an initial conversion rate of 3,932.018 and at an initial cash conversion price of $7.25 per share of the underlying common stock converted into. The common stock underlying the Series B Preferred Stock represents 5.0% of the Company’s outstanding common stock as of May 23, 2014.  In connection with the issuance, on May 23, 2014, the Company filed the Certificate of Designation of Preferences of Series B Convertible Preferred Stock of the Company (the “Certificate of Designation”) with the Secretary of State of the State of Delaware.

The foregoing description of the Certificate of Designation is qualified in its entirety by reference to the Certificate of Designation which is attached hereto as Exhibit 3.1, and is incorporated by reference herein.

Pursuant to the Investor Rights Agreement and the Certificate of Designation, Investor (or Sycamore Partners Management L.L.C. or any of its affiliates (collectively, the “Sycamore Group”) who is a transferee thereof) has the right to designate up to two directors (each a “Series B Director”) to the Company’s Board of Directors (the “Board”).  The Investor will have the right to designate only one Series B Director at such time as the Sycamore Group beneficially owns a number of shares of common stock (on an as if converted basis, assuming the full conversion of the then-outstanding Series B Preferred Stock) less than 66.67% of the aggregate number of shares of common stock (on an as if converted basis, assuming the full conversion of the Series B Preferred Stock) beneficially owned by the Sycamore Group as of May 23, 2014; and has no designation rights when such ownership falls below 33.33% as of the same date.  Under the Certificate of Designation, following the 2014 Annual Meeting of the Stockholders of the Company, the holders of the Series B Preferred have the right to vote, separately as a single class to the exclusion of all other classes, for the Series B Directors designated by Investor (or any member of the Sycamore Group who is a transferee thereof). The holders of the Series B Preferred Stock will have no other voting rights, except those pertaining to voting on certain amendments to the rights and characteristics of the Series B Preferred Stock.

In accordance with the Investor Rights Agreement and the Certificate of Designation, Mr. Stefan Kaluzny and Mr. Julian Geiger were designated by Investor to serve as the Series B Directors and, upon the closing of the transaction with Sycamore Partners on May 23, 2014, were appointed to the Board by the Board in accordance with the Company’s Bylaws. Each will serve as a Series B Director until the 2015 annual meeting of the stockholders of the Company (subject to removal or resignation or the earlier election of their successors in accordance with the Company’s Bylaws).  Mr. Kaluzny is a managing director at Sycamore Partners.  Mr. Geiger is not employed by Sycamore Partners.  In connection with the appointments of Mr. Kaluzny and Mr. Geiger, Mr. Arthur Rubinfeld resigned from the Board, effective as of May 23, 2014, and the size of the Board was increased from 11 to 12 members.

The Investor Rights Agreement includes a standstill provision that provides that the Sycamore Group will not acquire any equity securities of the Company or its subsidiaries above 14.99% of the total common stock outstanding on an as-if-converted basis, participate in a proxy fight or otherwise seek to influence control of the Company.  The standstill survives for so long as the Sycamore Group is entitled to a board seat or until the Company becomes insolvent, files for bankruptcy or takes other similar action.

The Investor Rights Agreement provides the Sycamore Group with preemptive rights for any new issuance of securities by the Company, except for shares issued under employee and director compensation plans and shares issued upon conversion.  The preemptive rights are not transferable (other than to members of the Sycamore Group) and will terminate in full when the Sycamore Group no longer beneficially owns a number of shares of Series B Preferred Stock and common stock that equates to at least 50% of the aggregate number of shares of Series B Preferred Stock and common stock beneficially owned by the Sycamore Group immediately after the closing of the transaction with Sycamore Partners.

The Series B Holder and certain permitted transferees of the Series B Holder are entitled to customary registration rights with respect to the common stock underlying the Series B Preferred Stock and any other shares of common stock held by the Sycamore Group pursuant to the Registration Rights Agreement dated as of May 23, 2014, by and between the Company and Investor (the “Registration Rights Agreement”).

The foregoing description of the Stock Purchase Agreement, the Investor Rights Agreement, and the Registration Rights Agreement is qualified in its entirety by reference to the Stock Purchase Agreement, the Investor Rights Agreement, and the Registration Rights Agreement, which are attached hereto as Exhibits 10.3, 10.4, and 10.5 respectively, and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information about the Loan Agreement set forth in Item 1.01 under the heading “Loan Agreement”.

Item 3.02	Unregistered Sales of Equity Securities.

The information about the Series B Preferred Stock set forth in Item 1.01 under the heading “Stock Purchase Agreement; Investor Rights Agreement and Registration Rights Agreement” is incorporated by reference into this Item 3.02. The issuance and sale of the Series B Preferred Stock were conducted in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Neither the Series B Preferred Stock nor the underlying common stock issuable upon conversion of the Series B Preferred Stock have been registered under the Securities Act and neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)            On May 23, 2014, Mr. Arthur Rubinfeld, a director of the Company, resigned form the Board.

(d)            On May 23, 2014, in accordance with the Company’s Bylaws and effective upon the consummation of the transactions under the Stock Purchase Agreement (described in Item 1.01 above), the size of the Board was increased from 11 to 12 members.  Pursuant to the Investor Rights Agreement and the Certificate of Designation, on May 23, 2014, effective upon the consummation of the transactions under the Stock Purchase Agreement, Mr. Stefan Kaluzny and Mr. Julian Geiger were appointed to the Board to serve as directors until the 2015 annual meeting of the stockholders of the Company (subject to removal or resignation in accordance with the Company’s organizational documents).   Mr. Kaluzny is a managing director at Sycamore Partners and therefore has a direct interest in the transactions described in Items 1.01 and 8.01.  Mr. Geiger is not employed by Sycamore Partners.  The information about the transaction with Sycamore Partners set forth in Items 1.01 and 8.01 is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2014, the Company filed the Certificate of Designation establishing the rights, preferences and privileges of the Series B Preferred Stock.  Shares of the Series B Preferred Stock are convertible at any time on or prior to May 23, 2024 into common stock at an initial conversion rate of 3,932.018 shares of common stock for each share of Series B Preferred Stock. The common stock underlying the Series B Preferred Stock represents 5% of the Company’s issued and outstanding common stock as of May 23, 2014. The Series B Preferred Stock is convertible into shares of the common stock at an initial cash conversion price of $7.25 per share of the underlying common stock (subject to adjustment for certain dilutive issuances). In the event of a change of control transaction, the Series B Preferred Stock will automatically convert into common stock subject to payment by the holder of such Series B Preferred of the aggregate cash conversion price then in effect, if such conversion price is lower than the per share consideration to be received in the change of control transaction. In the event that the per share consideration to be received in the change of control transaction is less or equal to the per share cash conversion price then in effect, the Series B Preferred will be automatically converted into a right to receive an amount per share equal to the par value of such share of Preferred Series B.

The description of the right of the Series B Preferred Stock to elect members to the Board as described in Item 1.01 under the section heading “Stock Purchase Agreement and Investor Rights Agreement” is incorporated by reference herein.  The holders of the Series B Preferred Stock will have no voting rights, except those pertaining to their right to elect two Series B Directors and to vote on certain amendments to the rights and characteristics of the Series B Preferred Stock.

Item 8.01	Other

As a condition to funding the Tranche B Loan, the Company and its subsidiary, Aéropostale Procurement Company, Inc. (“Procurement Company”), have entered into a non-exclusive Sourcing Agreement (the “Sourcing Agreement”) with TSAM (Delaware) LLC (d/b/a MGF Sourcing US LLC), an affiliate of Sycamore Partners (“MGF”).

The Sourcing Agreement requires Procurement Company to purchase a minimum volume of product for a period of ten years commencing on the Company’s first fiscal quarter of 2016 (such period, the “Minimum Volume Commitment Period”), of between $240 million and $280 million per annum depending on the year (the “Minimum Volume Commitment”).  If Procurement Company fails to purchase the applicable Minimum Volume Commitment in any given year, Procurement Company will pay a shortfall commission to MGF, based on a scaled percentage of the applicable Minimum Volume Commitment shortfall during the applicable period. The Company guarantees the obligations of Procurement Company under the Sourcing Agreement.

Under the Sourcing Agreement, MGF is required to pay to Procurement Company an annual rebate (equal to a fixed amount multiplied by the percentage of annual purchases made by Procurement Company (including purchases deemed to be made by virtue of payment of the shortfall commission) relative to the Minimum Volume Commitment) to be applied towards the payment of the required amortization on the Tranche B Loan.  The Sourcing Agreement also provides for certain carryover credits in the event Procurement Company purchases a volume of product above the Minimum Volume Commitment during the applicable Minimum Volume Commitment Period.

Procurement Company may terminate the Sourcing Agreement upon nine (9) months’ notice at any time after the first three years of the Minimum Volume Commitment Period have elapsed, subject to payment of a termination fee scaled to the term remaining under the agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	3.1	Certificate of Designation of Preferences of Series B Convertible Preferred Stock of the Company

10.1
Second Amendment to Third Amended and Restated Loan and Security Agreement and Amendment to Certain other Loan Documents dated as of May 23, 2014 by and among the Company, the other Guarantors party thereto, the Lenders party thereto, and Bank of America, N.A., as Agent

	10.2	Loan and Security Agreement dated as of May 23, 2014 by and among the Company, the Guarantors party thereto, the Lenders party thereto, and Aero Investors LLC, as Agent

	10.3	Stock Purchase Agreement, dated as of May 23, 2014, by and between the Company and Aero Investors LLC

	10.4	Investor Rights Agreement, dated as of May 23, 2014, by and between the Company and Aero Investors LLC

	10.5	Registration Rights Agreement, dated as of May 23, 2014, by and between the Company and Aero Investors LLC

	99.1	Press Release, dated May 27, 2014, issued by the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2014

AÉROPOSTALE, INC.

/s/ Marc G. Schuback
Marc G. Schuback
Senior Vice President, General Counsel and Secretary

EXHIBITS

3.1	Certificate of Designation of Preferences of Series B Convertible Preferred Stock of the Company

10.1
Second Amendment to Third Amended and Restated Loan and Security Agreement and Amendment to Certain other Loan Documents dated as of May 23, 2014 by and among the Company, the other Guarantors party thereto, the Lenders party thereto, and Bank of America, N.A., as Agent

10.2	Loan and Security Agreement dated as of May 23, 2014 by and among the Company, the Guarantors party thereto, the Lenders party thereto, and Aero Investors LLC, as Agent

10.3	Stock Purchase Agreement, dated as of May 23, 2014, by and between the Company and Aero Investors LLC

10.4	Investor Rights Agreement, dated as of May 23, 2014, by and between the Company and Aero Investors LLC

10.5	Registration Rights Agreement, dated as of May 23, 2014, by and between the Company and Aero Investors LLC

99.1	Press Release, dated May 27, 2014, issued by the Company